                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


--------------------------------------------------------------------------------

                          CYCOMM INTERNATIONAL, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                           CYCOMM INTERNATIONAL INC.
                        1420 SPRINGHILL ROAD, SUITE 420
                                MCLEAN, VA 22102

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 6, 1997

To the Stockholders of CYCOMM INTERNATIONAL INC.

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Cycomm International Inc. (the "Company"), will be held at The Ritz Carlton, Tysons Corner, 1700 Tysons Boulevard, McLean, Virginia on Thursday, June 6, 1997, at 10:00 a.m., local time, to consider and act upon the following matters:

          (1) election of four (4) members of the Board of Directors;

          (2) approval of the selection of independent auditors for the 1997 fiscal year; and

          (3) transaction of such other business as may properly be brought before the meeting, or any adjournment thereof.

Stockholders of record at the close of business on April 25, 1997, are entitled to notice of, and to vote at the meeting, and any adjournment thereof.

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

     The By-laws of the Company require that owners of a majority of the outstanding shares of Common Stock of the Company entitled to vote be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. It is important that your shares be represented at the Meeting in person or by proxy.

McLean, Virginia
May 1, 1997

                                          By Order of the Board of Directors

                                          Rick E. Mandrell
                                          Corporate Secretary

                           CYCOMM INTERNATIONAL INC.
                        1420 Springhill Road, Suite 420
                             McLean, Virginia 22102

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 6, 1997

                SOLICITATION, REVOCATION AND EXERCISE OF PROXIES

     The accompanying proxy is solicited on behalf of the Board of Directors of Cycomm International Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the time, place and for the purposes set forth in the foregoing notice. In addition to the original solicitation by mail, proxies may be solicited by personal interview, telephone, telefax and telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. The Company will bear the cost of this solicitation of proxies. Proxy solicitation will commence with the mailing of this Proxy Statement on or about May 1, 1997.

     Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy. All written notices of revocation or other communications with respect to revocation of proxies should be addressed to the Company's principal executive offices as follows: Cycomm International Inc., 1420 Springhill Road, Suite 420, McLean, Virginia 22102, Attn: Rick E. Mandrell, Corporate Secretary. Shares represented by duly executed proxy received prior to the meeting will be voted in accordance with the instructions indicated in the proxy.

                                 VOTING RIGHTS

     At the close business on April 25, 1997, the record date set for the determination of the stockholders of the Company entitled to notice of and to vote at the Meeting, the Company had outstanding and entitled to vote 9,172,043 shares ("Shares"), without par value per share. Each Share is entitled to one vote as to each matter referred to in the accompanying Notice. The affirmative vote of a majority of the votes cast at the Meeting is required for approval of each such matter, except the election of Directors, who will be elected if they receive a plurality of the votes cast.

     No stockholder of the Company has any rights of appraisal or similar dissenters rights under the laws of the state of Wyoming with respect to any of the matters referred to in the Notice accompanying this Proxy Statement. Cumulative voting for Directors is not authorized.

     The Board of Directors of the company unanimously recommends that the stockholders vote FOR the nominees for election to the Board of Directors and each of the other matters referred to in the Notice accompanying this Proxy Statement. Shares represented by the Proxy shall be voted in accordance with the specifications made by a stockholder. If no specifications are made, unless contrary instructions are indicated on the Proxy, it is the intention of the persons named in the Proxy to vote the Shares represented by the Proxy as follows:

     FOR the election of the nominees to the Board of Directors;

     FOR approval of the election of the Company's independent auditors for the succeeding fiscal year; and

     In their best judgment on any other business properly to come before the Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth information as of March 31, 1997 with respect to: the stock ownership of persons known to the Board of Directors to be the beneficial owners of more than 5% of the Company's common stock (Table I); and Shares of the Company's common stock beneficially owned by all Directors and the nominees and by Directors and officers of the Company as a group (Table II):

                                    TABLE I

                                                                                            PERCENT
                      NAME AND ADDRESS OF                         AMOUNT AND NATURE OF        OF
                       BENEFICIAL OWNER                           BENEFICIAL OWNERSHIP    CLASS(1)(2)
---------------------------------------------------------------   --------------------    -----------
XL Vision, Inc.,...............................................         1,300,000(3)         13.5%
  a Safeguard Scientifics Inc.
  Partnership Company
  10305 102nd Terrace
  Sebastian, FL 32958

---------------
(1) Pursuant to applicable rules of the Securities and Exchange Commission, Shares which were not outstanding as of March 31, 1997, but which were subject to issuance within 60 days of March 31, 1997, are deemed to be outstanding for purposes of computing the percentage ownership.

(2) Beneficial owners have sole voting and investment powers with respect to Shares actually held on March 31, 1997, except where indicated otherwise.

(3) Includes stock purchase warrants, which are currently exercisable, to acquire an aggregate of 500,000 Shares.

                                    TABLE II

                                                                                            PERCENT
                            NAME OF                               AMOUNT AND NATURE OF        OF
                       BENEFICIAL OWNER                           BENEFICIAL OWNERSHIP    CLASS(1)(2)
---------------------------------------------------------------   --------------------    -----------
Albert I. Hawk.................................................          411,000(3)           4.3%
Hubert Marleau.................................................           30,000(4)          *
Rick E. Mandrell...............................................          250,000(5)           2.7%
Thomas R. Stafford.............................................           20,000(6)          *
Michael R. Skoff...............................................           75,000(7)          *
All officers and Directors as a group (5 persons)..............          781,000              7.9%

---------------
 *  less than 1%

(1) Pursuant to applicable rules of the Securities and Exchange Commission, Shares which were not outstanding as of March 31, 1997, but which were subject to issuance within 60 days of March 31, 1997, are deemed to be outstanding for purposes of computing the percentage ownership.

(2) Beneficial owners have sole voting and investment powers with respect to Shares actually held on March 31, 1997, except where indicated otherwise.

(3) Includes stock options, which are currently exercisable, to acquire an aggregate of 400,000 Shares.

(4) Includes stock options, which are currently exercisable, to acquire an aggregate of 30,000 Shares.

(5) Includes stock options, which are currently exercisable, to acquire an aggregate of 180,000 Shares and stock purchase warrants, which are currently exercisable, to acquire an aggregate of 60,000 Shares.

(6) Includes stock options, which are currently exercisable, to acquire an aggregate of 20,000 Shares.

(7) Includes stock options, which are currently exercisable, to acquire an aggregate of 75,000 Shares.

    COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file by specific dates with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company is required to report in this proxy statement any failure of its Directors and executive officers to file by relevant due date any of these reports during the preceding fiscal year.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to the Company's officers, Directors and greater than ten-percent beneficial owners were satisfied, except that XL Vision Inc. is delinquent in filing its initial report on Form 3.

                      NOMINATION AND ELECTION OF DIRECTORS
                                    (ITEM 1)

     It is proposed to elect four directors at the meeting, all of whom are currently directors, who will serve until the next Annual Meeting of Stockholders or until his successor shall have been elected and qualified.

     It is the intention of the parties named in the enclosed proxy to vote the shares represented thereby for the election of the nominees indicated below unless the proxy is marked otherwise. Each nominee has agreed to serve as a director if elected, and the Company has no reason to believe that any nominee will be unable to serve. The persons named in the accompanying proxy may act with discretionary authority to vote for a new management nominee should any nominee named in the Proxy Statement become unavailable for election, although management is unaware of any circumstances likely to render any nominee unavailable for election. The election of directors will require the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote thereon.

NOMINEES FOR DIRECTOR

     Set forth below is certain information concerning the nominees for election as directors of the Company at the Annual Meeting, including the business experience of each during at least the past five years and the age of each nominee at December 31, 1996.

     ALBERT I. HAWK, 37, is the Chairman of the Board of Directors, President and Chief Executive Officer of the Company since May 1996. From 1993 to May 1996, Mr. Hawk was Managing Director of Corstone Corporation, a private merchant banking and professional services firm, specializing in telecommunications and information technologies. Mr. Hawk has invested in and served as an executive officer and director of numerous high growth companies. During the past five years, Mr. Hawk served as a director and executive officer of Gulf USA Corporation, Nycal Corporation and Sunlite, Inc.

     HUBERT MARLEAU, 52, has served as a director since November 1993 and is a founder and Chairman and CEO of Marleau Lemire Inc. Mr. Marleau serves on the Boards of numerous public and private companies, including Cinar Films Inc., Herzfeld Caribbean, Basin Fund Inc., International Can Alaska Resources Inc., International Freegold Mineral Development, Liquidation World and Stocker & Yale Inc.

     RICK E. MANDRELL, 47, Chief Operating Officer and Secretary of the Company and President and Chief Operating Officer of Cycomm Corporation, has been a director since October 1995. Mr. Mandrell was President of Willman Capital Corporation from 1992 to 1995 and President of Willman Group Inc., from 1990 to 1991. Mr. Mandrell has an extensive operational background which included serving as a divisional manager of DBA Systems Inc., a high growth information technology company.

     LT. GEN. THOMAS R. STAFFORD (USAF-Retired), 66, has served as a director since November 1996 and is the Vice Chairman of Stafford, Burke & Hecker. Gen. Stafford serves on the Boards of numerous public and private companies, including Allied-Signal, Inc., CMI, Inc., Fisher Scientific, Pacific Scientific Corporation, Seagate Technologies, Tremont Corporation, Wackenhut, Inc., Wheelbrator Technologies, Inc., Timet, Inc. and Tracer, Inc. Gen. Stafford piloted Gemini VI and commanded Gemini IX and Apollo X, the first lunar module flight to the moon.

BOARD COMMITTEES

     The Company's Board of Directors has established an Audit Committee, which committee's functions include reviewing internal controls and recommending to the Board of Directors the engagement of the Company's independent auditors, reviewing with such auditors a plan and results of their examination of the financial statements, and determining the independence of such accountants. The Audit Committee is composed solely of directors who are not officers or employees of the Company. Mr. Marleau and Gen. Stafford are the current members of the Audit Committee.

     The Board of Directors has also established a Compensation Committee, composed of Mr. Marleau and Gen. Stafford, who are responsible for setting compensation policy for all employees.

     The Board of Directors has not established a Nominating Committee. The functions typically associated with such committee are performed by the full board.

     During the Company's 1996 transition period (the seven months ended December 31, 1996), the Board of Directors held one (1) formal meeting in person or by telephone conference and several informal meetings. Members of the Board of Directors are provided with information between meetings regarding the operations of the Company and are consulted on an informal basis with respect to pending business. During the 1996 transition period, the Audit Committee held one (1) formal meeting and the Compensation Committee held one (1) formal meeting. Each of the incumbent directors attended no fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the 1996 transition period (for the period during which he was a director) and (ii) the total number of meetings held by any committee of the Board of Directors on which he served (during the periods that he served).

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICER COMPENSATION

     The following table sets forth for the transition period ended December 31, 1996, the compensation paid by the Company to all persons serving as Chief Executive Officer, and each of its executive officers whose compensation exceeded $100,000 for the transition period ended December 31, 1996:

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM
                                                   ANNUAL COMPENSATION                     COMPENSATION AWARDS
                                      ----------------------------------------------     -----------------------
        NAME AND PRINCIPAL                                              OTHER ANNUAL                 ALL OTHER
             POSITION                  YEAR       SALARY      BONUS     COMPENSATION     OPTIONS    COMPENSATION
-----------------------------------   -------    --------    -------    ------------     -------    ------------
Albert I. Hawk.....................   1996(1)    $108,500    $25,000            --       150,000         --
  President and Chief                 1996(2)    $  7,750         --            --       250,000         --
  Executive Officer
Peter Hickey.......................   1996(1)          --         --            --            --         --
  Former President,                   1996(2)    $172,500         --      $125,000(3)    200,000         --
  Chief Executive Officer
  and Director
Rick E. Mandrell...................   1996(1)    $ 72,917         --            --       120,000         --
  President and Chief Operating
  Officer,                            1996(2)    $125,000    $25,000            --            --         --
  Cycomm Corporation

---------------
(1) Due to the Company's change in fiscal year end from May 31 to December 31, amount represents the seven month transition period ended December 31, 1996.

(2) Due to the Company's change in fiscal year end from May 31 to December 31, amount represents the twelve month period ended May 31, 1996.

(3) Represents severance payment made on May 15, 1996. The balance of $125,000 is due on May 14, 1997.

     The Company presently has not granted any stock appreciation rights, has no long-term incentive programs, and has no defined benefit or actuarial plan.

STOCK OPTIONS

     The Company from time to time grants stock options to certain officers, directors, employees and others whose services and support the Company wishes to reward. These options are granted outside of and are not a part of the Option Plan.

     The following table sets forth information with respect to options granted to officers during the transition period ended December 31, 1996 and outstanding as of that date:

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL REALIZABLE VALUE
                                                                                                 AT ASSUMED ANNUAL RATES
                                       PERCENT OF                                                     OF STOCK PRICE
                                     TOTAL OPTIONS                                  MARKET             APPRECIATION
                                       GRANTED TO      EXERCISE                    VALUE ON          FOR OPTION TERM
                        OPTIONS       EMPLOYEES IN       PRICE      EXPIRATION    GRANT DATE    --------------------------
        NAME           GRANTED(1)    FISCAL YEAR(2)    ($/SHARE)       DATE       ($/SHARE)     0%        5%         10%
--------------------   ----------    --------------    ---------    ----------    ----------    ---     ------     -------
Albert I. Hawk......     150,000           48%           $3.50       11/20/01       $ 3.38      --      $7,500     $33,000
Rick E. Mandrell....     120,000           39%           $3.50       11/20/01       $ 3.38      --       6,000      26,400
Hubert Marleau......      20,000            6%           $3.50       11/20/98       $ 3.38      --       1,000       4,400
Thomas Stafford.....      20,000            6%           $3.50       11/20/01       $ 3.38      --       1,000       4,400

---------------
(1) These options are granted outside of and are not part of the Option Plan. The shares issued upon the exercise of the options are restricted and may not be sold unless registered or are exempt from registration therefrom.

(2) The Company granted options totaling 310,000 shares to employees in the transition period ended December 31, 1996.

     The following table sets forth information with respect to options exercised by officers in the transition period ended December 31, 1996 and the value of such officers' unexercised options at December 31, 1996.

                AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL
                   YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED IN-
                                 SHARES                            OPTIONS/SARS AT              THE-MONEY OPTIONS/SARS
                                ACQUIRED                          FISCAL YEAR-END(#)            AT FISCAL YEAR-END($)
                                   ON            VALUE       ----------------------------    ----------------------------
            NAME               EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----------------------------   -----------    -----------    -----------    -------------    -----------    -------------
Albert I. Hawk..............       --             --            400,000          --                  --          --
Rick E. Mandrell............       --             --            180,000          --                  --          --
Hubert Marleau..............       --             --             30,000          --                  --          --
Thomas Stafford.............       --             --             20,000          --                  --          --

COMPENSATION OF DIRECTORS

     The Company currently does not provide for Director's fees to non-management directors. However, the Company does reimburse directors for all normal and customary expenses related to attending Board of Directors meetings.

     Three former Directors of the Company received options to purchase 12,500 shares of the Company's common stock during the transition period ended December 31, 1996.

EMPLOYMENT CONTRACTS

     The Company has entered into a written employment agreement with Albert I. Hawk for a term of two years beginning May 15, 1996. This contract provides for a minimum annual salary of $180,000, an automobile allowance and options set forth in the Stock Option Agreement dated April 23, 1996 and described in the Executive Summary Compensation Table. This agreement, as defined, may be terminated by either party upon three month's notice. In the event that Mr. Hawk's employment is terminated for any reason other than for willful misconduct, Mr. Hawk shall receive a lump sum payment equal to twelve (12) months salary and benefits as defined.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company paid management and consulting fees to entities affiliated with certain officers and directors in amounts totalling $527,373 and $491,498 for the fiscal years ended May 31, 1996 and 1995, respectively.

     Pursuant to the terms of the acquisition of XL Computing Corporation ("XLCC") in March 1996, XLCC leases a manufacturing facility from an affiliate of XL Vision, Inc., a Safeguard Scientifics Inc. partnership company and stockholder of the Company. Additionally, XLCC and XL Vision, Inc. provide certain administrative and manufacturing services to each other with services charged on a reasonable cost basis. During the seven months ended December 31, 1996 and the year ended May 31, 1996, XLCC incurred $674,407 and $302,244, respectively, of rental expense and administrative services due to XL Vision, Inc. XL Vision, Inc. incurred $277,219 and $111,532, respectively, of rental expenses and administrative services due to XLCC. The balance due to XL Vision, Inc. is $160,321 at December 31, 1996.

     The Company retains the consulting services of Corstone Corporation which previously employed the current Chief Executive Officer and Chief Financial Officer. The current Chief Executive Office and Chief Financial Officer have no direct or indirect ownership interest in Corstone Corporation. These consulting services include financial, legal and administrative services. The consulting services have been provided to the Company during the seven month period ended December 31, 1996 and the years ended May 31, 1996 and 1995 both prior to and after the appointment of the current Chief Executive Officer on May 15, 1996.

Consulting fees paid to this entity were $150,000, $329,000 and $132,500 during the seven months ended December 31, 1996 and the years ended May 31, 1996 and 1995, respectively. Additionally, a finder's fee of $150,000 was paid to this consulting firm in conjunction with the acquisition of XLCC in the year ended May 31, 1996.

                       SELECTION OF INDEPENDENT AUDITORS
                                    (ITEM 2)

     Ernst & Young LLP, the Company's independent auditors, have audited the Company's consolidated financial statements for the transition period ended December 31, 1996 and have been nominated to audit the Company's consolidated financial statements for the year ended December 31, 1997. Ernst & Young LLP have served as the Company's independent auditors since 1986.

     Representatives of Ernst & Young are expected to be present at the Annual Meeting on June 6, 1997, with the opportunity to make a statement if they wish to do so. Such representatives are also expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors knows of no other business to be presented for consideration at the Meeting. If any other business properly comes before the Meeting or any adjournment or adjournments thereof, the proxyholders will vote according to their best judgment insofar as each Proxy is not limited to the contrary.

                             STOCKHOLDER PROPOSALS

     Any stockholder proposal to be included in the proxy statement and form of proxy relating to the next Annual Meeting of Stockholders must be received by the close of business on March 1, 1997, and must comply in all other respects with the rules and regulations of the Securities and Exchange Commission, a copy of which accompanies this Proxy Statement. Proposals should be addressed to the Secretary, Cycomm International Inc., 1420 Springhill Road, Suite 420, McLean, Virginia 22102.

                            EXPENSES OF SOLICITATION

     The expense of preparing, printing and mailing this Proxy Statement and the Proxy will be borne by the Company. In addition to use of the mails, Proxies may be solicited by Directors and officers of the Company, at no additional compensation, in person or by telephone or telegram. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with Securities and Exchange Commission regulations, in sending this Proxy Statement, the Proxy and the 1996 Annual Report to the beneficial owners of its shares.

                         INFORMATION ABOUT THE COMPANY

     Further information regarding the Company is contained in the Company's Annual Report for the transition period ended December 31, 1996, a copy of which accompanies this Proxy Statement, and which is not part of the proxy soliciting material.

     The Company will furnish without charge additional copies of its Annual Report on Form 10-KSB for the transition period ended December 31, 1996 upon written request to the Secretary, Cycomm International Inc., 1420 Springhill Road, Suite 420, McLean, Virginia 22102.

                                          CYCOMM INTERNATIONAL INC.

McLean, Virginia
May 1, 1997

                           CYCOMM INTERNATIONAL INC.

            PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- JUNE 6, 1997

     The undersigned hereby appoint(s) ALBERT I. HAWK and/or RICK MANDRELL and any one or more of them, with full power of substitution, to represent the undersigned and to vote all shares of the undersigned at the Annual Meeting of Stockholders of Cycomm International Inc., to be held at The Ritz Carlton, Tysons Corner, 1700 Tysons Boulevard, McLean, Virginia on June 6, 1997 at 10:00 a.m. (local time) and any adjournment thereof:

1. Election of Albert I. Hawk, Rick Mandrell, Hubert Marleau and Thomas Stafford as directors for one-year term expiring in 1997.

[ ]  FOR      [ ]  WITHHOLD AUTHORITY      To withhold authority to vote for the
                                           nominee, write the nominee's name
                                           in the space below:

                                           -------------------------------------

2.  Approval of selection of independent auditors for the 1997 fiscal year.

[ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3.  Any other business which may properly come before the meeting.

                                      THIS PROXY IS SOLICITED BY THE BOARD OF
                                      DIRECTORS AND WILL BE VOTED AS SPECIFIED.
                                      IF NO SPECIFICATIONS ARE MADE, THE PROXY
                                      WILL BE VOTED "FOR" 1 AND 2. IF YOU WISH
                                      TO VOTE IN ACCORDANCE WITH THE BOARD'S
                                      RECOMMENDATIONS, IT IS NOT NECESSARY TO
                                      MARK ANY BOXES; MERELY SIGN AND DATE ON
                                      THE LINES BELOW.

                                      DATED                               , 1997
                                            ------------------------------

                                      ------------------------------------------
                                                     (SIGNATURE)

                                      ------------------------------------------
                                      (SIGNATURE)

                                      Please sign as your name appears hereon.
                                      If shares are held jointly, all holders
                                      must sign. When signing as attorney,
                                      executor, administrator, trustee,
                                      guardian, etc., please give title as such.

                                      PLEASE MARK, SIGN, DATE AND RETURN THE
                                      PROXY CARD PROMPTLY USING THE ENCLOSED
                                      ENVELOPE.